Exhibit 10.6
LAURUS MASTER FUND, LTD.
c/o Laurus Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, NY 10017
May 10, 2007
Verso Technologies, Inc.
400 Galleria Parkway, Suite 200
Atlanta, Georgia 30339
Attention: Chief Financial Officer
          Re: Amendment to Intellectual Property Security Agreement
Ladies and Gentlemen:
     Reference is made to (a) the Intellectual Property Security Agreement dated as of September 20, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “IP Agreement”) among Verso Technologies, Inc., a Minnesota corporation (“Verso”), Telemate.net Software, Inc., a Georgia corporation (“Telemate”), Verso Verilink, LLC, a Georgia limited liability company (“Verilink”, and together with Verso and Telemate, the “Grantors” and each a “Grantor”), and Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) and (b) the Intellectual Property Assignment dated as of March 26, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “IP Assignment”) by and among Paradyne Networks, Inc., a Delaware corporation, Paradyne Corporation, a Delaware corporation (“Paradyne”), and Verso. Capitalized terms used herein that are not defined shall have the meanings given to them in the IP Agreement.
     Verso has notified Laurus that it has acquired certain Trademarks and Patents from Paradyne pursuant to the IP Assignment. Each Grantor and Laurus hereby agree to amend Schedules I and II to the IP Agreement by supplementing each such Schedule with the information contained on Schedules I and II attached hereto.
     Except as expressly provided herein, all of the representations, warranties, terms, covenants and conditions of the IP Agreement shall remain unamended and shall continue to be and shall remain in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provision expressly amended herein and shall not be deemed an amendment or modification of any other term or provision of the IP Agreement.
     This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
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     This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Very truly yours, LAURUS MASTER FUND, LTD.
By:	/s/ David Grin
	Name:	David Grin
	Title:	Director

CONSENTED AND AGREED TO:
VERSO TECHNOLOGIES, INC.
By: /s/ Martin D. Kidder
      Name: Martin D. Kidder
      Title:   CFO
TELEMATE.NET SOFTWARE, INC.
By: /s/ Martin D. Kidder
      Name: Martin D. Kidder
      Title:   President
VERSO VERILINK, LLC
By: /s/ Martin D. Kidder
      Name: Martin D. Kidder
      Title:   President